FIRST FARMERS AND MERCHANTS CORPORATION
             816 South Garden Street, Columbia, Tennessee  38402-1148

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  to be held on the 21st day of April, 1998

To the Stockholders of First Farmers and Merchants Corporation:

	NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First
Farmers and Merchants Corporation will be held at the Memorial Building, 308
West 7th Street, Columbia, Tennessee  38401, on the 21st day of April, 1998
at 4:00 o'clock P.M., local time, for the following purposes:

1.	Election of Directors:  Election of sixteen (16) persons listed in the
   Proxy Statement dated March 30, 1998, accompanying the notice of said meeting.

2.	Proposed Charter Amendment and Stock Dividend:  To consider an amendment to the charter of incorporation to increase the authorized common stock, par value $10.00 per share, from 4,000,000 shares to 8,000,000 shares, and to pay to present stockholders a one hundred percent (100%) stock dividend by the issuance of one (1) share of additional stock for each one (1) share presently held. Under this proposal the number of issued shares of stock would become 2,800,000. The remaining 5,200,000 proposed shares of unissued stock are being proposed in order to facilitate possible acquisitions or other appropriate corporate purposes. The Corporation does not have any specific acquisitions presently proposed nor does it have any specific understandings or agreements in effect with respect to the acquisition of any other bank or other business.

3.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

	  Stockholders of record at the close of business on March 6, 1998, are entitled to notice of and to vote at the meeting.

	  To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

	By order of the Board of Directors


							John P. Tomlinson, III
							Secretary

March 30, 1998

                     FIRST FARMERS AND MERCHANTS CORPORATION
                            816 South Garden Street
                        Columbia, Tennessee  38402-1148

                                     PROXY
                                 March 30, 1998

  	KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Stockholder of First Farmers and Merchants Corporation of Columbia, Tennessee do nominate, constitute, and appoint Robin Courtney, Bettye Cornwell, and
C. Allan Kerley or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of First Farmers and Merchants Corporation which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on April 21, 1998, a e at the office of the Memorial Building, 308 West 7th Street, Columbia, Tennessee 38401, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1.	Election of the sixteen (16) persons listed below as Directors:

	FOR all nominees listed below [ ]   AGAINST all nominees listed below [ ]
 (Except as marked to the contrary)

Kenneth A. Abercrombie		Hulet M. Chaney		     Edwin W. Halliday		  T. Randy Stevens
James L. Bailey, Jr.		  H. Terry Cook, Jr.	   Waymon L. Hickman		  Dan C. Wheeler
Flavius A. Barker		     W. J. Davis, Jr.		    Tillman Knox		       David I. Wise
Harlan D. Bowsher		     Thomas Napier Gordon		Joe E. Lancaster		   W. Donald Wright


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

2.	Proposed Charter Amendment and Stock Dividend:  To amend the charter of incorporation to increase the authorized common stock, par value $10.00 per share, from 4,000,000 shares to 8,000,000 shares, and to pay to present stockholders a one hundred percent (100%) stock dividend by the issuance of one (1) share of additional stock for each one (1) share presently held.
Under this proposal the number of issued shares of stock would become 2,800,000. The remaining 5,200,000 proposed shares of unissued stock are being proposed in order to facilitate possible acquisitions or other appropriate corporate purposes. The Corporation does not have any specific acquisitions presently proposed nor does it have any other specific understandings or agreements in effect with respect to the acquisition of any other bank or other business.

	FOR [ ]			AGAINST [ ]			ABSTAIN [ ]

3.	At their discretion, Robin Courtney and/or Bettye Cornwell and/or C. Allan
Kerley are authorized to vote upon such other business as may properly come before the meeting.

Management at present knows of no other business to be presented by or on behalf of its management at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated the __________ day of __________, 1998
							_________________________________________

							_________________________________________
								(Signature of Shareholder)


No. of Shares ______________   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY.

	_________ I will attend the Business Meeting.

	_________ I will attend the Reception.

                      FIRST FARMERS AND MERCHANTS CORPORATION
                                816 South Garden Street
                         Columbia, Tennessee  38402-1148

                                       BALLOT
                                   March 30, 1998

1.	Election of the sixteen (16) persons listed below as Directors:

	FOR all nominees listed below [ ]		AGAINST all nominees listed below [ ]
				(Except as marked to the contrary)

Kenneth A. Abercrombie		  Hulet M. Chaney		     Edwin W. Halliday		  T. Randy Stevens
James L. Bailey, Jr.		    H. Terry Cook, Jr.		  Waymon L. Hickman		  Dan C. Wheeler
Flavius A. Barker		       W. J. Davis, Jr.		    Tillman Knox		       David I. Wise
Harlan D. Bowsher		       Thomas Napier Gordon		Joe E. Lancaster		   W. Donald Wright


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED 		ABOVE,
LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

2.	Proposed Charter Amendment and Stock Dividend:  To amend the charter of incorporation to increase the authorized common stock, par value $10.00 per share, from 4,000,000 shares to 8,000,000 shares, and to pay to present stockholders a one hundred percent (100%) stock dividend by the issuance of one (1) share of additional stock for each one (1) share presently held. Under this proposal the number of issued shares of stock would become 2,800,000. The remaining 5,200,000 proposed shares of unissued stock are being proposed in order to facilitate possible acquisitions or other appropriate corporate purposes. The Corporation does not have any specific acquisitions presently proposed nor does it have any other specific understandings or agreements in effect with respect to the acquisition of any other bank or other business.

 	FOR [ ]			AGAINST [ ]			ABSTAIN [ ]



	Dated the _________ day of ____________, 1998

					______________________________________


					______________________________________
						  (Signature of Stockholder)

No. of Shares ____________

PLEASE MARK, SIGN, DATE AND RETURN THIS BALLOT PROMPTLY.

		  I will attend the Business Meeting.

		  I will attend the Reception.

                        FIRST FARMERS AND MERCHANTS CORPORATION
                               816 South Garden Street
                           Columbia, Tennessee  38402-1148


                                    PROXY STATEMENT


                            ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on The 21st day of April, 1998

  	The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation (the "Corporation") for use at the Sixteenth Annual Meeting of Stockholders to be held on the 21st day of April, 1998, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 30th day of March, 1998.


                          PURPOSES OF THE MEETING

  	The Annual Stockholders' Meeting will be held for the purposes of (i) electing directors; (ii) amending the charter of incorporation to increase the authorized common stock; and (iii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.


                            QUORUM AND VOTING

  	At the closing of business on March 6, 1998, the Corporation had issued and outstanding 1,400,000 shares of its common stock. Only holders of record of Common Stock of the Corporation at the close of business on March 6, 1998, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.

  	The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.

  	In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications.
Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.  As to any other matters of business which may be brought before the
Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business.  Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.


                 PRINCIPAL HOLDERS OF VOTING SECURITIES

  	As of March 6, 1998, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities. As of March 6, 1998, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary held, of record in a fiduciary capacity as trustee, executor, agent or otherwise, 120,375 shares or approximately 8.60% of the Corporation's outstanding Common Stock, and has the sole right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interest of the beneficiaries as determined by the Bank as fiduciary.

  	The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 6, 1998, by all directors and executive officers of the Corporation as a group. For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.

      Number of shares owned Beneficially			   Percentage of
      by Directors and Executive Officers			   Common Stock
      as a Group (a total of 19 persons) 			  1,400,000 shares
               285,900					                        20.42%


                           ELECTION OF DIRECTORS

  	At the meeting, sixteen (16) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The Corporation's Bylaws provide in Article III, Section 2, that there shall be at least five (5) and not more than twenty-five (25) Directors. The Board of Directors believes it advisable that there be sixteen (16) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than sixteen (16) nominees.

  	The Board of Directors proposes the election of the nominees listed below to serve until the next Annual Meeting or until their successors are duly elected and qualified. These sixteen nominees are presently serving as Directors. Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named below. If for any reason any one of such nominees is not available for election, the person named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominee under consideration. The names and certain information relating to the sixteen (16) nominees set forth below has been furnished to the Corporation by the individuals named.

	The following information is furnished with respect to the nominees on the next three pages:

                             Position &
                             Office Held   Position &	  Director	   Business Experience	       Shares of Corporation
		                           With          Office Held  of Bank	    During Last         	      Beneficially Owned 	    Percent
Name	                   Age  Corporation  	With Bank	    Since	     Five (5) Years	            as of 3/06/98/1	        of Class

Kenneth A. Abercrombie	  55	  Director	    Director	    1988	       President, Loretto Casket	     1,200	                .086%
					                                                               Co., Inc.

James L. Bailey, Jr.	    55	  Director	    Director	    1973	       Pharmacist	                    4,146  	              .296%

Flavius A. Barker	       66	  Director     Director	    1996	       President, Tennessee	            209/2	              .015%
					                                                               Farm Bureau Federation

Harlan D. Bowsher       	69	  Director	    Director	    1974	       Plant Manager,	                9,031/3	              .645%
                                                               					General Electric (retired)

Hulet M. Chaney	         53	  Director	    Director	    1997	       CEO, Tennessee Farmers 	       3,059/4	              .219%
                                                               					Insurance Companies

H. Terry Cook, Jr.	      57	  Director     Director	    1980	       President, Cook Properties,	  11,677/5	              .834%
                                                               					Inc.

W. J. Davis, Jr.	        51	  Director     Director     1982	       Chairman and CEO,	            44,400/6	             3.171%
                                                               					Davis Group, Inc.

Thomas Napier Gordon	    46	  Director	    Director	    1986	       Managing Partner,	            34,162/7	             2.440%
                                                               					Gordon Brothers
                                                               					Properties

Edwin W. Halliday	       65	  Director     Director	    1974	       Farmer	                        4,224/8	              .302%

Waymon L. Hickman	       63	  Director, 	  Director,	   1967	       Chairman & Chief	             36,292/9	             2.592%
                            		Chairman &	  Chairman &		             Executive Officer
		                            CEO	         CEO		                    of Bank

Tillman Knox	            69	  Director	    Director	    1966	       President, Hall & Knox	       14,050/10	            1.000%
                                                               					Mining Company, Inc.

Joe E. Lancaster	        68	  Director	    Director	    1968	       CEO, Emeritus	                34,000/11	            2.429%
		                                                               			Tennessee Farmers
                                                               					Insurance Companies

T. Randy Stevens	        46	  Director,   	Director,	   1991	       President & Chief	            18,400/12	            1.314%
                            		President	   President  	             Operating Officer
		                            & COO	       & COO 		                 of Bank

Dan C. Wheeler	          55	  Director	    Director	    1993	       Commissioner TN Department	    3,067/13	             .219%
                                                               					of Agriculture

David I. Wise	           66	  Director     Director     1967	       Senior Exec.VP                21,600/14	            1.543%
                                                               					of Bank
					                                                               (Retired)

W. Donald Wright	        58	 Director	     Director	    1992	       Partner H & S Pharmacies	        508	                .036%

                                                                                                 240,025               17.145%


Footnotes
[FN]
<F1>
/1	Unless otherwise indicated, all shares are owned of record.

<F2>
/2	209 shares are registered to Flavius A. Barker or Naomi Barker, Mr.
   Barker's wife.

<F3>
/3	224 shares are registered to Barbara J. Bowsher, Mr. Bowsher's wife.

<F4>
/4	1,940 shares are registered to Hulet M. Chaney and Joyce A. Chaney,
   Mr. Chaney's wife.

<F5>
/5	3,677 shares are registered to Griffitha G. Cook, Mr. Cook's wife.

<F6>
/6	6,300 shares are registered to Wayne Pressnell Testamentary Trust number one.

	  800 shares are registered to Estate of W. J. Davis, Sr.

  	6,300 shares are registered to Winfred J. Davis & Starling Pressnell Davis, Co-Trustees.

  	8,268 shares are registered to W. J. Davis, Jr., Trustee, the Davis Group

  	4,212 shares are registered to Starling Pressnell Davis.

  	320 shares are registered to Mrs. W. J. Davis.

<F7>
/7	4,530 shares are registered to Thomas Napier Gordon, Jr., minor son of
   Mr. Gordon.

  	4,530 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.

  	200 shares are registered to Teri Hasenour Gordon, wife of Mr. Gordon.

<F8>
/8	3,640 shares are registered to Polly Ann Halliday, Mr. Halliday's wife.

<F9>
/9	19,022 shares are registered to Waymon L. Hickman and Carey B. Hickman,
   Mr. Hickman's wife, joint tenants.

<F10>
/10	6,292 shares are registered to Hall and Knox Mining Company.

<F11>
/11	19,000 shares are registered to Betty L. Lancaster, Mr. Lancaster's wife.

<F12>
/12	200 shares are registered to T. Randy Stevens, custodian for Branson
    James Stevens.

	   200 shares are registered to T. Randy Stevens, custodian for Rebecca Lynn Stevens.

   	6,000 shares are registered to Leesa M. Stevens, Mr. Stevens' wife.

[FN]
<F13>
/13	300 shares are registered to Dan C. Wheeler and Mary Carol Wheeler, wife of
    Mr. Wheeler.

<F14>
/14	1,000 shares are registered to Mary Neil P. Wise, wife of Mr. Wise.



         ADMENDMENT TO CHARTER OF INCORPORATION

  	The Board of Directors of the Corporation, at its March 17, 1998 meeting, determined that it was in the best interests of the Corporation in order to facilitate possible acquisitions or other appropriate corporate purposes to amend the Charter of Incorporation to increase the number of shares of stock the Corporation has the authority to issue to an aggregate of 8,000,000 shares. The Board directed that the proposed amendment to the Charter of Incorporation be submitted to a vote of the stockholders at the Annual Meeting. If the proposal is adopted, Article 9 of the Charter of Incorporation is hereby amended to read as follows:

  	"9. The maximum number of shares which the Corporation shall have the authority to issue is 8,000,000 shares, having a par value of $10 per share."

   The Charter of Incorporation currently authorizes the issuance of up to 4,000,000 shares of common stock. As of March 6, 1998, the Corporation had 1,400,000 shares of common stock outstanding and 2,600,000 authorized but unissued shares of common stock.
As of March 6, 1998, there were no shares of common stock held as treasury stock.

  	The Board of Directors believes that it is in the best interest of the Corporation and its stockholders to increase the number of authorized shares of common stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Corporation's flexibility in connection with possible future actions. These business needs and actions may include stock dividends, stock splits, employee benefit programs, corporate business combinations, funding of business acquisitions and other corporate purposes. Although the Board periodically considers transactions such as those listed above, it currently does not have plans to issue any significant amount of such common stock.

  	The authorization of additional shares of common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present stockholders of the Corporation. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present stockholders, such issuance could have a dilutive effect on the earnings per share and voting power of present stockholders. The Corporation would expect that the dilutive effect on earnings per share would be relatively short-term in duration.

  	In addition, although the issuance of shares of common stock in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized common stock as an anti-takeover measure. The
Corporation is not aware of any proposed or contemplated transaction of this type, and this amendment to the Charter of Incorporation is not being recommended in response to any specific effort of which the Corporation is aware to obtain control of the Corporation. The authorized shares of common stock in excess of those presently authorized and issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Corporation's stockholders, except as may be required by applicable laws or regulations.

  	In connection with this proposal, the Corporation recommends that each stockholder consider the financial statements of the Corporation as set forth in the Corporation's 1997 Annual Report to Stockholders, a copy of which is being furnished to each stockholder together with this proxy statement. The Board of Directors unanimously recommends that the stockholders vote for the approval of the amendment to the Charter of Incorporation.
The Board of Directors also unanimously voted to recommend the payment of a one hundred percent (100%) stock dividend by the issuance of one (1) share of additional stock for each one (1) share presently held. This stock dividend would be issued in June to stockholders of record on April 21, 1998. The number of issued shares of common stock would become 2,800,000.


*****************************************************************




                                COMMITTEES OF THE BOARD

  	There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met four (4) times during 1997.

  	The Board of Directors of the Bank has designated nine (9) standing committees. They are as follows:



                       Audit Committee (4 members)
                    Compensation Committee (7 members)
           Deferred Profit Sharing Benefit Committee (5 members)
                      Executive Committee (7 members)
                     Trust Audit Committee (4 members)
                        Trust Committee (5 members)
                   Risk Management Committee (8 members)
                 Business Development Committee (9 members)
                   Compliance/CRA Committee (7 members)



Audit Committee

  	Functions: The Committee recommends the certified public accounting firm to be employed by the Corporation and the Bank for audit purposes and recommends the areas of responsibility of the CPA firm. The Committee also meets with the CPA firm to receive the auditors' evaluation of the conditions of the Corporation and the Bank, and brings those reports to the Board of Directors for their consideration. The Committee also meets with internal auditors for periodic review of the audit program of the Corporation and the Bank.

	Number of 1997 meetings:  5

	Membership: The Committee membership is made up of four (4) directors who are not officers of the Bank. They are Harlan D. Bowsher, Chairman, James L. Bailey, Jr., Edwin W. Halliday and Dan C. Wheeler.



Compensation Committee

	Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See compensation committee report on executive compensation on pages 10, 11, 12, and 13.

	Number of 1997 meetings:  2

	Membership:  The membership of the Committee is made up of one (1) director who is an officer of the Corporation and of the Bank and six (6) directors who are not officers of the Corporation or the Bank.  They are Tillman Knox,
Chairman, Kenneth A. Abercrombie, Harlan D. Bowsher, H. Terry Cook, Jr.,
W. J. Davis, Jr., Joe E. Lancaster, and Waymon L. Hickman.



Deferred Profit Sharing Benefit Committee

	Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan; it also supervises records pertaining to continuity of service, acts on applications for retirement benefits, applications for leaves of absence and request for distribution of participants' accounts. The Committee is also responsible for preparing annual reports, financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.

	Number of 1997 meetings:  1

	Membership:  The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, one (1) director who is not an officer of the Corporation or the Bank, two (2) advisory directors who are not directors of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank.  They are T. Randy Stevens,
Chairman, Thomas Napier Gordon, Robert E. Boruff (Advisory), Dr. O. Rebecca
Hawkins (Advisory) and Amy B. Slagle (Employee).

Executive Committee

	Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.

	Number of 1997 meetings:  45

	Membership:  The membership of the Committee is made up of one (1) director who is an officer of the Corporation and the Bank, five (5) other directors, none of whom is an officer of the Corporation or the Bank and one (1)
Honorary Director of the Bank, who is not an officer of the Corporation.
They are Waymon L. Hickman, Chairman, Virgil H. Moore, Jr., Honorary
Chairman, Harlan D. Bowsher, H. Terry Cook, Jr., Tillman Knox, Joe E.
Lancaster, and David I. Wise.



Trust Audit Committee

	Functions:  The Committee recommends the certified public accounting firm to be employed by the Bank for auditing the Trust Department.  The Committee recommends the areas of responsibility of the CPA firm and meets with the firm to receive the auditors evaluation of the condition of the Trust
Department and brings those reports to the Board of Directors for its consideration.  The Committee meets with the internal auditor for periodic review of audit program.

	Number of 1997 meetings:  0

	Membership: The membership of the Committee is made up of four (4) directors who are not officers of the Corporation or the Bank. They are Harlan D. Bowsher, Chairman, James L. Bailey, Jr., Edwin W. Halliday, and Dan C. Wheeler.



Trust Committee

	Functions: The Committee supervises the Trust Department. Its duties include establishing and reviewing the investment strategy of the Trust Department, its major equity commitments and collective funds performances, and reviewing the earnings and operations of the Trust Department.

	Number of 1997 meetings:  12

	Membership:  The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, and three (3) directors who are not officers of the Corporation or the Bank.  They are Waymon L. Hickman,
Chairman, T. Randy Stevens, Vice Chairman, Tom Napier Gordon, Hulet M.
Chaney, and Joe E. Lancaster.

Risk Management Committee

	Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverage and bonding requirements.

	Number of 1997 meetings:  0

	Membership:  The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, four (4) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of
the Bank.  They are T. Randy Stevens, Chairman, Flavius A. Barker,
W. J. Davis, Jr., Waymon L. Hickman,  David I. Wise, Dan C. Wheeler and
Clarence A. Powell, (Advisory).  John P. Tomlinson, III serves as Secretary of the Committee.



Business Development Committee

	Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.

	Number of 1997 meetings:  1

	Membership:  The membership of the Committee is made up of two (2) directors who are officers of the Corporation and the Bank, five (5) directors who are not officers of the Corporation or the Bank, and three (3) advisory directors of the bank.  They are W. J. Davis, Jr., Chairman, Kenneth Abercrombie,
Robert E. Boruff (Advisory), H. Terry Cook, Jr., Waymon L. Hickman, Joseph W.
Remke, III (Advisory), Hulet M. Chaney , T. Randy Stevens, and W. Donald
Wright.  Nancy Bohannon serves as Committee Coordinator.



Compliance/CRA Committee

	Functions: The purpose of the Committee is to oversee and advise bank management and the Board of Directors in all areas dealing with Compliance and Community Reinvestment Act.

	Number of 1997 meetings:  2

	Membership:  The membership of the committee is made up of one (1) director who is an officer of the Corporation and the Bank, four (4) directors who are not officers of the Corporation or the Bank, one (1) Advisory Director of the
Bank, and one (1) officer of the Bank.  They are T. Randy Stevens, Chairman,
Revis Harris, Jr. (Advisory), James L. Bailey, Flavius A. Barker, Edwin W.
Halliday, and W. Donald Wright.  John T. Cotham serves as Committee
Coordinator.

Director Attendance

  	During fiscal year 1997, there were four (4) meetings of the Board of Directors of the Corporation and twelve (12) meetings of the Board of Directors of the Bank. Each member of the Board, attended at least 75% of the aggregate meetings of the Boards and committees of which they were members.



                  COMPENSATION OF DIRECTORS AND OFFICERS

  During the fiscal year 1997, each director and officer of the Corporation received an annual retainer of $1,500.00 and was paid a fee of $325.00 for each Board meeting attended up to four meetings. Each Active and Honorary Bank Director received $375.00 for each Bank Board of Directors' meeting attended. Each Bank Advisory Director received $225.00 for each Bank Board of
Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,250.00 annual retainer. Each Active, Honorary, and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans. During the fiscal year 1997, the Corporation and the Bank paid total cash directors' fees of $102,415.00, and directors' fees were deferred in the amount of $124,750.00.


              COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

  	Decisions on compensation of the Bank's executives are made by the seven member Compensation Committee of the Board. The Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank. Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.

  	The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.


Compensation

	The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in the asset size range from $500,000,000.00 to $750,000,000.00. The national survey also includes data on adjoining states.

	The Compensation Committee approved cash compensation opportunities for executive officers in 1997 that are consistent with the Compensation Committee's executive compensation program.

Base Salary

  	Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank; and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.


Bonus "REAP"

  	The second component in the executive compensation program is the bonus plan referred to as the Reserve for Employee Action Payments, "REAP".  An earnings per share after taxes goal is established for the Bank on an annual basis.
If that goal is achieved, eligible employees receive an end of the year payment at the rate of 5% of the employees salary for the entire year.  If the goal is not reached, the REAP account is reduced in proportion to the shortage in the net earnings.  There is no ceiling or maximum amount that may be placed in the REAP account; therefore, employees share proportionally in the amount that the net earnings exceed the predetermined annual goal.
During fiscal year 1997, the bank exceeded its goal and paid to 262 eligible employees $370,918 (equivalent to 7.20% of salaries for eligible employees).
Executive officers received REAP payments as follows:  Waymon L. Hickman -
$13,932, T. Randy Stevens - $7,603, and John P. Tomlinson III  - $5,810
(see Summary Compensation Table on page 13).


Chief Executive Officer Compensation

	 	The executive compensation program described above is applied in setting
Mr. Hickman's compensation.  Mr. Hickman participates in the same executive compensation program available to the other executive officers.  The
Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value.  Net income for the Corporation and the Bank totaled $7,053,952 for fiscal year 1997, representing a 2.7% increase above the previous year.
Stock value increased from $65.00 per share at December 31, 1996 to $78.00 per share at December 31, 1997 representing a $13.00 per share increase.  The increase represents an annualized gain of 20.00%, plus a $1.09 per share cash dividend declared in 1997.  Based upon these and other factors the 1997 cash compensation of Mr. Hickman was $212,457.  Mr. Hickman had a base salary of
$193,500.00 which is slightly above the median salary in comparison to his peers in the national
and state surveys indicated above.  Mr. Hickman earned a bonus (REAP) in the amount of $18,957 that was due to the corporation's excellent financial results in 1997.


Conclusion

	The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.


	Submitted by the Compensation Committee of the Company's Board of Directors.

					Tillman Knox, Chairman
					Kenneth A. Abercrombie
					Harlan D. Bowsher
					H. Terry Cook, Jr.
					W. J. Davis, Jr.
					Joe E. Lancaster
					Waymon L. Hickman

REMUNERATION OF DIRECTORS AND OFFICERS

	The following table sets forth the aggregate remuneration accrued or paid by the Bank or the Corporation during the fiscal years ending December 31, 1997,
1996, and 1995, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.


                                      SUMMARY COMPENSATION TABLE
Name of Individual				                                             			Other Annual		    All Other
and Principal Position           	   Year		   Salary/1		   Bonus/2		  Compensation/3		  Compensation/4
Waymon L. Hickman,	                  1997	    $	193,500	   $	23,199	  $	24,000	         $	46,490
Chairman of the Board,	              1996		     180,100		    20,834		   22,500		          42,055
Chief Executive Officer &	           1995		     170,700		    14,612		   22,500		          38,140
Director of  Bank
and Corporation
T. Randy Stevens, 	                   1997	   $	105,600	   $ 	7,603	  $	15,840	         $	10,874
President,  Chief	                    1996		     96,100		     7,536		   14,415		           9,732
Operating Officer & 	                 1995		     86,400		     6,057		   12,960		           8,827
Director of  Bank
and Corporation
David I. Wise, Director 	             1997	   $	    0	      $	  0	    $	   0	           $ 46,030
of Bank and Director of  	            1996		     81,910		     6,422		   12,287		          29,450
Corporation (Retired)	                1995		     77,760		     5,451		   11,664		          49,619
John P. Tomlinson,
Executive Vice President	             1997	    $	83,500	    $	5,810	  $	12,105	         $	  0
of Bank and  Secretary of	            1996	         0		         0		        0		              0
Corporation	                          1995		        0		         0		        0		              0


<F15>
/1	Salaries, cash bank and corporation committee fees.

<F16>
/2	Bonus includes REAP, group term replacement insurance provided, and use of auto.

<F17>
/3	Other annual compensation is the bank's contribution to the Deferred
   Profit Sharing Plan. This benefit provided by the Bank does not discriminate in favor of officers and directors and is available generally to all salaried employees.

<F18>
/4	Deferred Salary Continuation Plan, Deferred Corporation and and Committee
   Fees.

Shareholder Return

	Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on the Company Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Major Regional Bank Composite Index for the period of five years commencing December 31, 1992 and ending December 31, 1997.

The graph displaying the contents of the table below will be mailed to our stockholders.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

VALUE OF $100 INVESTED ON DECEMBER 31, 1992 AT:

	                   12/31/92	  12/31/93	   12/31/94	  12/31/95	  12/31/96  	12/31/97
FF&M	                100.00	    110.14     	130.43	    156.52	    188.40	    229.25
Regional Banks	      100.00	    102.81	      93.71	    146.16	    198.85	    298.04
S&P 500	             100.00	    110.06	     111.51	    153.36	    188.56	    251.44


[FN]
<F19>
* Assumes that the value of the investment in Company Common Stock and each index was $100 on December 31, 1992 and that all dividends were reinvested.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  	Messrs. Knox, Abercrombie, Bowsher, Cook, Davis, Lancaster, and Hickman, served as members of the Compensation Committee throughout 1997. During
1997, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including Messrs. Knox, Bowsher, Davis, and Lancaster, and members of the immediate families of such directors and executive officers. Messrs. Knox, Bowsher, Davis, and Lancaster, their affiliates, families

DEFERRED PROFIT SHARING PLAN

	The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income tax. This plan includes all eligible employees. All employees who attain age twenty
(20) years, and who complete one (1) year of service with the Bank are eligible to participate. Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven (7) years of participation in the plan. The Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the two hundred sixteen
(216) participants during the fiscal year 1997 was $684,227. At December 31, 1997, the total ending value of Mr. Waymon L. Hickman's account in the Profit Sharing Plan was $1,263,785, Mr. T. Randy Steven's account was $460,471 and John
P. Tomlinson's account was $433,785.


                    Deferred Profit Sharing Plan

                		Years of Service		     		   Amount Vested
                 		       1			            			No Participation
                 		More than 1 but
                   		less than 2					                0%
                       			2					                    25%
                       			3					                    40%
                       			4					                    55%
                       			5					                    70%
                       			6					                    85%
                       			7					                   100%

                    CERTIFIED PUBLIC ACCOUNTING FIRM

  	Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell and its predecessors has served as principal accountants for more than 38 years. A representative of the firm will be present at the stockholders meeting and will have the opportunity to make a statement if he/she so desires.


                             OTHER MATTERS

   	As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.


           ITEMS OF BUSINESS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

  	Any proposals by stockholders to be included in the Proxy Statement and Proxy Form for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 28, 1998.


                          ANNUAL REPORTS

   	The annual report of the Corporation to stockholders for the calendar year 1997 is enclosed, but is not intended to be part of this Proxy Statement.

   	COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO: PATRICIA N. MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION, P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.

	By the order of the Board of Directors



							John P. Tomlinson, III
							Secretary




March 30, 1998